L.J. (Jim) Blattman                                    Royal Bank of Canada
Senior Manager                                             90 Sparks Street
Technology Banking Group                                    Ottawa, Ontario
K1P 5T6
                                                       Tel:  (613) 564-4898
                                                       Fax:  (613) 564-4527

July 29, 1994


Gandalf Canada Ltd.
130 Colonnade Road South
Nepean, Ontario
K2E 7M4


Attention:  Mr. Walter MacDonald
            Vice-President, Finance
            -----------------------

Dear Sirs:

We are pleased to offer the following amendments to the Credit Facility detailed in a letter agreement between Gandalf Canada Ltd. and Royal Bank of Canada dated January 7, 1994 (the "Agreement").

     Schedule "A"
     -----------

     "GTI Margin Surplus" means the amount, if any, by which the calculated Margin Requirement exceeds actual Borrowings, both as defined in a letter agreement between the Bank and Gandalf Technologies Inc. dated January 7, 1994.

     "Margin Requirement" means the total amount of Borrowings available under this Agreement, which amount may not exceed the sum of (i) 75% of Good Accounts Receivable from account debtors resident in Canada, (ii) to a maximum value of $8,000,000, 50% of the book value of the Inventory located in the Province of Ontario and (iii) Liquid Collateral Security (iv)the GTI Margin Surplus.

     "Maturity Date" means November 30, 1994.


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
July 29, 1994

Gandalf Canada Ltd.
- -------------------------


All other terms and conditions remain unchanged.

This amendment is open for acceptance until August 12, 1994 unless extended in writing by the Bank. Please acknowledge your acceptance by signing the attached copy of this letter in the space provided below and returning it to the undersigned.

Yours truly,


s/L.J. BLATTMAN



We acknowledge and accept the within
terms and conditions of this Agreement.

     GANDALF CANADA LTD.

Per:   s/W.R. MACDONALD, VP Finance
       ----------------------------

Per:   s/T.A. VASSILIADES, PRESIDENT & CEO
       -----------------------------------

Date:  August 5, 1994
       --------------

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